As filed with the Securities and Exchange Commission on February 20, 2007

Securities Act File No. 333-131842

Investment Company File No. 811-21855

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 1	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 4	☒

(Check appropriate box or boxes)

HealthShares™, Inc.

(Exact Name of Registrant as Specified in Charter)

420 Lexington Avenue,

Suite 2550

New York, New York 10170

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 986-7900

William J. Kridel, Jr.

HealthShares™, Inc.

420 Lexington Avenue, Suite 2626

New York, New York 10170

(Name and Address of Agent for Service)

Copy to: Michael R. Rosella, Esq.

Paul, Hastings, Janofsky & Walker LLP

75 East 55th Street

New York, New York 10022

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective: (check appropriate box)

[	] immediately upon filing pursuant to paragraph (b)
[	] on (date) pursuant to paragraph (b)
[	] 60 days after filing pursuant to paragraph (a) (1)
[	] on (date) pursuant to paragraph (a) (1)
☒ 75 days after filing pursuant to paragraph (a)(2)
[	] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective

date for a previously filed post-effective amendment

Registrant declares that an indefinite amount of its shares of beneficial interest is being registered by this Registration Statement pursuant to Section 24(f) under the Investment Company Act of 1940, as amended, and Rule 24f-2 thereunder.

HEALTHSHARES™, INC.

PRELIMINARY PROSPECTUS – SUBJECT TO COMPLETION

DATED FEBRUARY 20, 2007

PROSPECTUS

HealthShares™ BioPharmaceutical Giants Exchange-Traded Fund

HealthShares™, Inc. (the “Company”) is an investment company with multiple series of underlying fund portfolios. Each Fund offers shares, known as HealthShares™ that are listed on the New York Stock Exchange. HealthShares™ are not individually redeemable by the Funds but trade on the New York Stock Exchange in individual share lots. This Prospectus relates solely to the HealthShares™ BioPharmaceutical Giants Exchange-Traded Fund.

Information contained in this Prospectus is subject to completion or amendment. This communication shall not constitute an offer to sell, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page

INTRODUCTION
OVERVIEW OF THE INVESTMENT OBJECTIVES AND STRATEGIES OF THE FUND	1
ADDITIONAL INFORMATION ABOUT THE FUND, ITS PRINCIPAL STRATEGIES AND RELATED RISKS	4
BUYING AND SELLING FUND SHARES	17
PORTFOLIO TURNOVER RATE	20
DISTRIBUTION AND SERVICE PLAN	21
PORTFOLIO HOLDINGS	21
FUND MANAGEMENT	21
DIVIDENDS, CAPITAL GAINS, AND TAXES	23
DAILY PRICING	26
DELIVERY OF FUND DOCUMENTS	27
FINANCIAL HIGHLIGHTS	27

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INTRODUCTION

This Prospectus provides important information you need to make an informed decision about whether to invest in HealthShares™, Inc. (the “Company”). It contains information about the Company and the HealthShares™ BioPharmaceutical Giants Exchange-Traded Fund (the “Fund”) being offered by this Prospectus in particular. An investment in the Fund is not a deposit in a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency.

WHAT ARE EXCHANGE-TRADED FUNDS?

An exchange-traded fund (“ETF”) is an investment company which offers shares that are listed on a national securities exchange. Shares of ETFs, because they are listed on a stock exchange, can be traded throughout the day on that stock exchange at market-determined prices. ETFs typically invest predominantly in the securities of companies comprising an underlying index. As such, the ETF itself is an index fund.

WHAT IS HEALTHSHARES™, INC.?

HealthShares™, Inc. is an investment company with multiple series of underlying fund portfolios, including, the Fund. The Fund offers shares, known as HealthShares™ that are listed on the New York Stock Exchange (“NYSE”). HealthShares™ are not individually redeemable by the Fund but trade on the NYSE in individual share lots. The Fund seeks to invest in a portfolio of securities that substantially replicates a particular benchmark index (the “Underlying Index”). XShares Advisors LLC (the “Advisor”) serves as the investment adviser to the Fund.

WHAT IS THE UNDERLYING INDEX AND HOW IS IT CREATED AND MAINTAINED?

The Fund’s Underlying Index, the HealthShares™ BioPharmaceutical Giants Index, seeks to measure and monitor the performance of publicly-listed biopharmaceutical companies primarily engaged in the research, clinical development and commercialization of therapeutic and prophylactic treatments of human diseases and disorders. XShares Group LLC (“XShares Group”), the parent of the Advisor and creator of the Underlying Index, created the Underlying Index using a patent-pending investment approach known as “Vertical Investing.” In creating the Company’s Underlying Indexes, generally, “Vertical Investing” seeks to categorize companies within a particular index, such as the Fund’s Underlying Index, by focusing on each company’s business activities with regard to the diagnosis of diseases, the developments of drugs, treatments, therapies, delivery systems, and the development of enabling/research tools and technologies for use in the healthcare, life sciences, or biotechnology sectors.

The Fund is designed to provide both institutional and retail investors with the ability to invest in the complex and rapidly evolving healthcare, life sciences and biotechnology sectors. Based on its own proprietary intellectual model, XShares Group has established specific, defined characterization/inclusion/exclusion criteria (the “Index Methodology”) that an issuer must meet in order to be included in the Underlying Index. The Underlying Index will be administered by

Standard & Poor’s, the Index Administrator, which will employ the Index Methodology to determine its composition. BNY Investment Advisors acts as the investment sub-adviser to the Fund and will be responsible for the day-to day management of the Fund’s portfolio, which involves principally reconfiguring the Fund’s portfolio, typically quarterly, to reflect any reconfiguration in the Underlying Index by the Index Administrator.

When determining the composition of the Underlying Index, the Index Administrator relies on many sources of information, including information obtained from the BioCentury and MedTrack databases. The BioCentury and MedTrack databases are independent, generally available databases that provide a vast amount of data for healthcare, life sciences, and biotechnology companies, including information regarding products, clinical trials, pipeline development, patent and other information.

The Index Administrator will employ the Index Methodology for the Underlying Index to identify the companies that satisfy certain criteria. The Index Methodology is publicly available on HealthShares™ website at www.healthsharesinc.com. Any change to the Index Methodology will be posted on this website at least 60 days prior to its being implemented. In creating the Underlying Index, the Index Administrator will screen companies to include those primarily engaged in the research, clinical development and commercialization of therapeutic and prophylactic treatments of human diseases and disorders with a market capitalization of at least $100 million. Only the top 50 companies, based on gross annual revenues, are eligible for inclusion in the Underlying Index. The Underlying Index will typically have 25 component securities. In selecting the representative securities for inclusion in the Underlying Index, the Index Administrator will select serially the largest 25 issuers by market capitalization. The initial companies selected for inclusion are weighted equally at inception, and are thereafter weighted based upon the individual company’s market value relative to the overall market value of the Underlying Index (i.e., price weighted). Maximum weighting for any security in the Underlying Index is typically 15%. When a company’s weighting exceeds 15% of the Underlying Index, the Index Administrator will reduce such company’s weighting to 10%, with the 5% “excess” applied equally to all remaining component securities in the Underlying Index. Minimum weighting for a security in an Underlying Index is 2.5%, if a security’s weighting falls below 2.5%, the Index Administrator will increase the security’s weighting to its initial weighting or 5%, whichever is less, with the required increment taken equally from all the remaining component securities. Information about the Underlying Index, including the component securities in the Underlying Index and value of the securities in the Underlying Index are posted throughout the trading day every 15 seconds and are available through Reuters under the following symbol:

HealthShares™ BioPharmaceutical Giants Index

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HOW ARE HEALTHSHARES™ DIFFERENT FROM TRADITIONAL MUTUAL FUND SHARES?

Traditional mutual fund shares are issued by, and redeemed from, a fund at any time for cash at the shares’ net asset value (NAV). NAV is typically calculated only once a day and reflects a fund’s total assets, less its liabilities, divided by the number of shares it has outstanding. In determining the value of its assets, a traditional mutual fund typically values its underlying securities as of the close of trading on the NYSE. As a result, no matter what time during the day an investor in a traditional mutual fund places an order to purchase or redeem shares, that investor’s order will be priced at that fund’s NAV determined as of the close of trading of the NYSE. Traditional mutual fund shares may be purchased from the fund directly by the shareholder or through a financial intermediary.

In contrast, HealthShares™ cannot be purchased from, or redeemed by, the Fund except by or through a Participating Organization (defined below), and then only for an in-kind basket of securities. An organized secondary market is expected to exist for the HealthShares™, unlike traditional mutual fund shares, because HealthShares™ are listed for trading on the NYSE. As a result, investors can purchase and sell HealthShares™ on the secondary market through a broker. Secondary-market transactions do not take place at NAV but at market prices that change throughout the day, based on the supply of, and demand for, HealthShares™. Shareholders will also incur typically brokerage and transaction costs when buying or selling HealthShares™ on the secondary market.

Although the market price of HealthShares™ typically approximates its NAV, there may be times when the market price and the NAV differ, so you may receive more or less than NAV when you sell your HealthShares™ on the secondary market. Also, it is possible that an active trading market may not be maintained.

BUYING AND SELLING YOUR HEALTHSHARES™

The Fund issues and redeems shares only in lots of 100,000 shares. These lots are known as Creation Units. To purchase or redeem a Creation Unit, you must be a Participating Organization or you must do so through a broker that is a Participating Organization. A Participating Organization is a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation (NSCC) or a Depository Trust Company (DTC) participant that has executed a Participant Agreement with the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”). The Distributor will provide a list of Participating Organizations upon request. Because Creation Units can be purchased or redeemed only in exchange for a basket of securities likely to cost millions of dollars, it is expected that only a limited number of institutional investors will purchase and redeem shares directly with the Funds. Thus, certain information in this Prospectus (e.g., information about purchasing and redeeming HealthShares™ directly from the Fund and references to transaction fees imposed on purchases and redemptions of Creation Units) is not relevant to most retail investors. These arrangements are designed to protect shareholders of the Fund from the potentially adverse effects that may be caused by the need to make frequent purchases and sales of portfolio securities as a result of cash inflows and outflows, as experienced in a traditional mutual fund.

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For example, in a traditional mutual fund, redemptions can result in adverse tax consequences on non-redeeming taxable shareholders because the mutual fund must sell portfolio securities to raise cash to pay redemptions. These sales may generate taxable capital gains which are then distributed to all shareholders, including non-redeeming shareholders. In contrast, the in-kind redemption mechanism of the Fund will enable it to meet redemption requests without the need to sell portfolio securities and, as a result, redemptions from the Fund will generally not have any tax impact on the non-redeeming shareholders. EXCEPT WHEN AGGREGATED IN CREATION UNITS, HEALTHSHARES™ ARE NOT REDEEMABLE SECURITIES OF THE FUND.

Any investor may purchase HealthShares™ on the secondary market through a broker. HealthShares™ are publicly traded on the NYSE. To acquire HealthShares™, you must have a brokerage account. If you want to sell HealthShares™, you must do so through your broker. When you buy or sell HealthShares™ on the secondary market, your broker will charge a commission. In addition, because secondary-market transactions occur at market prices, you may pay more than NAV when you buy HealthShares™, and receive less than NAV when you sell those HealthShares™.

OVERVIEW OF THE INVESTMENT OBJECTIVES AND STRATEGIES OF THE FUND

The Fund’s investment objective is to seek to track the performance, before fees and expenses, of the Underlying Index. The Advisor uses a passive, or indexing, approach in managing the Fund. Unlike many mutual funds, the Fund does not seek to outperform any particular market sector and will not assume temporary defensive positions when markets decline or appear overvalued. The Fund will invest at least 90% of its assets in the common stocks of companies in the Underlying Index, or in American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) based on securities of international companies in the Underlying Index. Because the Underlying Index is comprised only of stocks as indicated by its name, this means that the Fund will invest at least 90% of its assets in such companies (i.e., biopharmaceutical companies). The Fund will provide shareholders with at least 60 days’ notice of any change in these policies. The Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, swaps on securities of companies in the Underlying Index, as well as cash and cash equivalents, such as money market instruments (subject to applicable limitations of the Investment Company Act of 1940, as amended (the “1940 Act”)). The Fund will attempt to replicate the Underlying Index by matching the weighting of securities in its portfolio with such securities’ weightings in the Underlying Index. In managing the Fund, the Advisor seeks a correlation of 0.95 or better between the Fund’s performance and the performance of the Underlying Index. A figure of 1.00 would represent perfect correlation. There is no guarantee that the Advisor will be able to obtain this level of correlation.

From time to time, it may not be possible, for regulatory or other legal reasons, to replicate the Underlying Index and in such cases the Advisor may pursue a sampling strategy in managing the portfolio. Pursuant to this strategy, the Fund may invest the remainder of its assets in securities of companies not included in the Underlying Index if the Advisor believes that such securities will assist the Fund in tracking the Underlying Index. If the Fund pursues a sampling strategy, it

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will continue to invest at least 90% of its assets in the common stocks, ADRs or GDRs of the companies in the Underlying Index. See “Additional Information About The Fund, Its Principal Strategies And Related Risks” for more information about the use of a sampling strategy.

Limitations and restrictions on the level of investment in securities that are discussed in this Prospectus and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values that cause a percentage limitation to be exceeded will not necessarily require that securities be sold.

The following is a summary of the principal investment policies, strategies and risks of the Fund. Further information about the Fund and its risks can be found in “Additional Information About the Fund, Its Principal Strategies and Related Risks” in this Prospectus and in the Statement of Additional Information.

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HealthShares™ BioPharmaceutical Giants Exchange-Traded Fund

Trading Symbol:
CUSIP Number:
Underlying Index (Symbol):	[HealthShares™ BioPharmaceutical Giants Index]
Inception Date:	To be determined

INVESTMENT OBJECTIVE

The Fund seeks to track the performance, before fees and expenses, of the [HealthShares™ BioPharmaceutical Giants Index].

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs a “passive management” investment strategy designed to track the performance of the HealthShares™ BioPharmaceutical Giants Index, an index of U.S. and foreign common stocks of biopharmaceutical companies that have been identified as “BioPharmaceutical Giants” by the Index Administrator and therefore are included in the HealthShares™ Biopharmaceutical Giants Index. A BioPharmaceutical Giant is a publicly traded company that is listed on a major U.S. or Foreign Securities Exchange, including, for example, securities exchanges located in Canada, Australia, Western Europe, India, Japan or Israel. The issuers must be primarily engaged in the research, clinical development and commercialization of therapeutic and prophylactic treatments of human diseases and disorders.

As its primary strategy, the Fund attempts to replicate the Underlying Index by investing substantially all of its assets in the stocks that make up the Underlying Index, holding each stock in approximately the same proportion as its weighting in the Underlying Index. The Fund will invest at least 90% of its assets in common stocks of companies in the Underlying Index, or in American Depositary Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) based on securities of companies in the Underlying Index. Because the Underlying Index is comprised of only stocks of biopharmaceutical companies, this means that the Fund will invest at least 90% of its assets in biopharmaceutical companies, as discussed above. The Fund will provide shareholders with at least 60 days’ notice of any change in these policies. The Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, swaps on securities of companies in the Underlying Index, as well as cash and cash equivalents, such as money market instruments (subject to applicable limitations of the 1940 Act). In determining the composition of the Underlying Index, the Index Administrator will screen companies to eliminate those with market capitalizations below $100 million. The Fund may also sample, rather than replicate, the Underlying Index by holding stocks that, in the aggregate, are intended to approximate the Underlying Index in terms of key characteristics, such as price/earnings ratio, earnings growth, and dividend yield. If the Fund pursues a sampling strategy, it will continue to invest at least 90% of its assets in the common stocks, ADRs or GDRs of companies in the Underlying Index.

Because all of the securities included in the Underlying Index are issued by companies in the biopharmaceutical sector, the Fund will always be concentrated in this sector.

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PRINCIPAL RISKS

The Fund is subject to certain risks. Certain of these risks are described below. For a more detailed discussion of some of these risks, see “Additional Information Regarding the Fund, Its Principal Strategies and Related Risks” below.

•

The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over a given period of time. The Fund’s total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.

•

The Fund is subject to index risk, which is the risk that stocks in the Underlying Index may under-perform fixed income investments or stock market investments that track other markets, segments or sectors. The Advisor does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in stocks of companies in the Underlying Index.

•

The Fund is subject to sector risk, which is the risk that significant problems will affect the sector represented in the Underlying Index, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall stock market. Because the Fund invests substantially all of its assets in the biopharmaceutical sector, the Fund’s performance largely depends—for better or for worse—on the general condition of this sector. Biopharmaceutical companies face intense competition, both domestically and internationally. Biopharmaceutical companies may have limited product lines, markets, financial resources or personnel and their products may face obsolescence due to rapid technological developments and frequent new product introduction. Biopharmaceutical companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the biopharmaceutical sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the biopharmaceutical sector spend heavily on research and development and their products or services may not prove commercially successful or may become obsolete quickly.

The biopharmaceutical sector is also subject to government regulation and government approval of its products which could have a significant adverse effect on price and availability. Also, the biopharmaceutical sector can be significantly affected by rapid technology change and obsolescence caused by progressive scientific and technological advances as well as strict government scrutiny and ongoing legislative action in the U.S. and abroad. Biopharmaceutical companies may have persistent losses during a new product’s transition from development to production, and revenue may be erratic, or even non-existent.

•

The Fund is subject to non-diversification risk, which is the risk associated with the fact that the Fund is non-diversified and may concentrate its investments in fewer issuers than if it were diversified. As a result, the Fund is more susceptible to the risks associated

7

with those investments, including the risk that the Fund’s performance may be hurt by the poor performance of relatively few stocks or even a single stock to a greater extent than if the Fund were diversified.

•

The Fund is subject to investment style risk, which is the risk that, to the extent that the Fund’s assets are invested in small- and mid-capitalization stocks, the returns from these small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

•

The Fund is subject to index sampling risk, which is the risk that, when employing a sampling strategy, the stocks held by the Fund will not provide investment performance tracking the Underlying Index.

•

The Fund is subject to market price risk, which is the risk associated with the fact that the HealthShares™ are listed on the New York Stock Exchange (NYSE) and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the HealthShares™ typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying HealthShares™ on the secondary market, and you may receive less than NAV when you sell HealthShares™.

•

The Fund is subject to foreign securities risk, which is the risk that political and economic events unique to a foreign country or region will affect those markets and their issuers. The Fund may invest a significant portion of its assets in foreign issuers and to that extent will be impacted by events and conditions impacting the foreign region to a greater extent than a fund that does not invest in foreign issuers. For example, political and economic conditions and changes in regulatory, tax, or economic policy in an foreign country could significantly affect the market in that country and in surrounding or related countries. Governmental actions can have a significant effect on the economic conditions in a foreign country, which could adversely effect the value and liquidity of the Fund’s investments. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer’s home country.

•

The Fund is subject to emerging market risk. Certain countries in which the Fund may invest, such as India, are considered to be emerging market countries and therefore the Fund is subject to emerging market risk. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

•	The Fund is subject to secondary market risk. Although the HealthShares™ are listed for trading on the NYSE, it is possible that an active trading market may not be maintained.

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Trading of the HealthShares™ on the NYSE may be halted if NYSE officials deem such action appropriate, if the HealthShares™ are delisted from the NYSE or if the activation of market-wide “circuit breakers” halts stock trading generally.

•

The Fund is subject to derivatives risk, which is the risk associated with stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

PERFORMANCE INFORMATION

The Fund has not yet begun operations, so performance information is not available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold HealthShares™ shares in the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. Operating Expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

SHAREHOLDER FEES (fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases:	None
Transaction Fee on Purchases and Redemptions:	Varies[1]

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund’s assets)

Advisory Fee[2]:	[ ]%
12b-1 Distribution Fee[3]:	[ .25]%
Other Expenses[4]:	[ ]%
TOTAL ANNUAL FUND OPERATING EXPENSES:	[ ]%
Less: Expense Reduction/Reimbursement[5]	[ ]%
NET ANNUAL OPERATING EXPENSES[5]:	[ ]%

1 An investor purchasing or redeeming Creation Units of the Fund will pay to the Fund a transaction fee of $500, plus an additional fee of up to $2,500 if the investor does not create or redeem through the NSCC (for a total of up to $3,000). An investor buying or selling the Fund in the secondary market will pay a commission to his broker in an amount established by the broker. Investors who hold Creation Units will also pay the annual fund operating expenses described in the table above.

[2] The Fund pays the Advisor a single, unified management fee for arranging for certain non-distribution related services necessary for the Fund to operate. For more information about the unified management fee, see “Investment Adviser” under “Fund Management”.

[3] The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to .25% of average daily net assets may be made by the Fund. The Board of Directors of the Fund has determined

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that no such payments will be made for the twelve month period following commencement of operations.

[4] “Other Expenses” are based on estimated amounts for the current fiscal year.

[5] The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding interest, taxes and extraordinary expenses) in order to limit Net Annual Operating Expenses for shares of the Fund to [ ]% of the Fund’s average net assets (the “Expense Cap”). The Expense Cap will remain in effect until at least September 30, 2007. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

The Fund sells and redeems HealthShares™ only in Creation Units and principally on an in-kind basis for portfolio securities of the Underlying Index. HEALTHSHARES™ IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund. The example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell HealthShares™. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 YEAR	3 YEARS
[$ ]	[$ ]

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

CREATION UNIT TRANSACTIONS FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 100,000. As a practical matter, only institutions or large investors purchase or redeem Creation Units. A standard Creation Unit transaction fee of $500 is charged for each purchase of Creation Units, regardless of the number of Creation Unit shares acquired. An investor redeeming Creation Unit shares will be charged a standard redemption transaction fee of $500, regardless of the number of Creation Unit shares redeemed.( The value of a Creation Unit of the Fund, as of the date of this Prospectus, was approximately $10,000,000. Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $10,000,000, a 5% return, and assuming that the Fund’s operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

_________________________

*  If a Creation Unit is purchased or redeemed outside of usual process through the NSCC or for cash an additional variable fee of up to five times the standard creation or redemption transaction fee will be charged.

10

1 YEAR	3 YEARS
[$ ]	[$ ]

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ADDITIONAL INFORMATION ABOUT THE FUND, ITS PRINCIPAL STRATEGIES AND RELATED RISKS

The following section provides more information about the Fund, the Underlying Index and the Fund’s principal investment strategies and risks.

ADDITIONAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 90% of its assets in common stocks of companies in the Underlying Index, or in ADRs or GDRs based on securities of international companies in the Underlying Index. Because the Underlying Index, is comprised only of stocks as indicated by its name (i.e., biopharmaceutical companies), this means that the Fund will invest at least 90% of its assets in such companies. The Fund will provide shareholders with at least 60 days’ notice of any change in these policies. The Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, swaps on securities of companies in the Underlying Index, as well as cash and cash equivalents such as money market instruments (subject to applicable limitations of the 1940 Act). The Fund’s investment objective is fundamental and may not be changed without a shareholder vote.

In addition to the Fund’s principal investment strategies, the Fund may, from time to time, use certain other strategies or engage in certain other investment practices that are not principal strategies. In addition to these strategies and practices, the Fund may invest in investment-grade debt securities (i.e., debt obligations classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s (“S&P”) or, if unrated, determined by the Advisor to be of comparable quality). The Fund may also hold cash and/or invest a portion of its assets in U.S. Government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obligations. These other investments and strategies are described in detail in the Fund’s Statement of Additional Information.

MORE INFORMATION ABOUT THE FUND’S PRINCIPAL RISKS

Index Risk. The Fund employs a “passive management” or indexing investment approach. The Fund attempts to track the investment performance of its Underlying Index. Whenever practicable, the Fund uses the replication method as its primary strategy, meaning that it holds the same stocks, in approximately the same proportions, as the stocks in the Underlying Index, regardless of their investment merit. Because the Fund is a passively managed index fund, the Advisor does not attempt to analyze individual companies or to quantify, manage or control the risks associated with investing in individual companies or in a portfolio that replicates the Underlying Index. Although index funds, by their nature, tend to be tax-efficient investment vehicles, tax ramifications are not considered in the passive management of index funds like the Funds. This risk is known as Index Risk.

Index Sampling Risk. From time to time, however, regulatory constraints or other legal considerations may prevent the Fund from replicating precisely the Underlying Index. This may occur for a number of reasons. For example, the Fund is taxed as regulated investment

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companies under the Internal Revenue Code of 1986, as amended (the “Code”), and the Code imposes certain percentage limitations applicable to investments by regulated investment companies. To the extent a strict application of the replication methodology would result in a violation of the Code, the Fund would be prevented from replicating the Underlying Index. Similarly, other regulatory constraints, such as limitations on the ability of the Fund to invest more than a certain percentage in illiquid securities, may also prevent the Fund from precisely replicating an Underlying Index. In these circumstances, the Fund will employ a strategy known as “sampling” whereby the Fund will invest in securities that, in the aggregate, are deemed by the Advisor to approximate the Underlying Index in terms of key characteristics. The Advisor will not use a sampling strategy in an attempt to manage the portfolio but will do so only when it is required to do so by regulatory or legal considerations. To the extent the Fund employs a sampling strategy, it is subject to index sampling risk, which is the risk that the securities selected by the Advisor pursuant to this strategy may not, in fact, provide investment performance that closely tracks the Underlying Index.

Stock Market Risk. The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.

Sector Risk. The Fund is subject to sector risk, which is the chance that significant problems will affect a particular sector, or that returns from that sector will trail returns from the overall stock market. Because the Fund invests all, or substantially all, of its assets in the biopharmaceutical sector, it is subject to the risks associated with investing in that sector. Companies in the healthcare industry are, generally, subject to significant governmental regulation and are required to obtain government approval of their products and services, which could have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete. The costs of providing healthcare services may increase as a result of, among other factors, changes in medical technology and increased labor costs.

Additionally, a number of legislative proposals concerning healthcare have been introduced in the U.S. Congress in recent years or have been reported to be under consideration. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums, and promotion of prepaid healthcare plans. Any of these proposals, if enacted, may have an adverse effect on the healthcare industry.

The biopharmaceutical sector of the healthcare industry faces certain additional risks. Biopharmaceutical companies need to price drugs to cover costs. Increased competition, managed care, larger provider networks and a planned Medicare program may make it difficult to raise prices, and in fact, may result in price discounting. The sector is also subject to costs arising out of its regulation by the Food and Drug Administration (“FDA”). Before any drug or medical device can be sold, it must receive FDA approval. The process to obtain FDA approval has historically been long and costly, and it is becoming increasingly difficult to recoup these costs. Additional expenses may arise from the cost of expensive liability insurance due to the fact that biopharmaceutical companies face the risk of large product liability suits.

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Furthermore, the biopharmaceutical companies may be dependent for their revenues on only a few products, and may depend on their competitors to produce and market their products. These companies are therefore susceptible to product obsolescence.

Pharmaceutical companies must devote a large amount of capital to research and development and marketing to remain competitive. If new drugs are not approved, or new applications are not found for existing drugs, profits may be adversely impacted. Manufacturers of medical devices face unusual costs because they must follow the “Good Manufacturing Practices” (“GMP”) regulation which provides detailed guidance on designing, manufacturing, testing, packaging, storing and installing devices as well as the required recordkeeping.

Foreign Security Risks. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries’ currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Fund may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund’s investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Expropriation Risk. Foreign governments may expropriate the Fund’s investments either directly by restricting the Fund’s ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Fund’s investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Emerging Market Risk. Certain of the countries in which the Fund may invest may be considered to be emerging market countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers

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(including governments) in emerging markets countries may be more precarious than in other countries.

Derivatives Risk. The Fund may invest, to a limited extent, in derivatives. Derivatives may involve risks different from, and possibly greater than, those of traditional investments. To track the Underlying Index as closely as possible, the Fund attempts to remain fully invested in stocks. The Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between parties in which each agrees to make payments to the other based on the return of a specified index or asset). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Market Price Risk. The market price of shares of the Fund may differ from the Fund’s NAV. HealthShares™ are listed for trading on the NYSE and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the HealthShares™ typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying HealthShares™ on the secondary market, and you may receive less than NAV when you sell those HealthShares™.

The market price of HealthShares™, like the price of any exchange-traded security, includes a “bid-asked spread” charged by the exchange specialist and other market-makers that cover the particular security. While the Fund cannot predict, and does not control, whether or when the HealthShares™ will trade at a premium or a discount to NAV, it is likely that in times of severe market disruption, the bid-asked spread will increase significantly and the HealthShares™ would most likely be traded at a discount to NAV. In addition, any discount is likely to be greatest when the price of HealthShares™ is falling fastest—and this may be the time that you most want to sell your HealthShares™. The Fund’s website at http://www.healthsharesinc.com will show the prior day’s closing NAV and closing market price for the Fund’s shares. In addition, the Fund’s website will contain the following information, on a per share basis, for the Fund: (a) the prior business day’s net asset value and the Bid/Ask Price and a calculation of the premium or discount of the Bid/Ask Price at the time of calculation of the net asset value against such net asset value; and (b) data in chart format displaying the frequency distribution of discounts and premiums of the daily Bid/Ask Price against the net asset value, within appropriate ranges, for each of the four previous calendar quarters. In addition, the Fund’s website contains information regarding the premiums and discounts at which the Fund’s shares have traded.

Secondary Market Risk. An active secondary market for the HealthShares™ may not exist. Although the HealthShares™ are listed on the NYSE, it is possible that an active trading market

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may not be maintained. In addition, trading in the HealthShares™ on the NYSE will be halted whenever trading in equity securities generally is halted by the activation of market-wide “circuit breakers,” which are tied to large decreases in the Dow Jones Industrial Average. Trading of the HealthShares™ also will be halted if (1) the shares are delisted from the NYSE without first being listed on another exchange, or (2) NYSE officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors. If trading is halted, eligible investors (see below) will still be able to purchase Creation Units of the Fund directly and redeem such units with the Fund. If HealthShares™ are delisted from the NYSE, the Company will consider what appropriate action to take, which may include, among other things, seeking to list HealthShares™ on another national securities exchange, converting the Fund to a traditional mutual fund, or redeeming the Shares at NAV.

SHARES OF THE FUND ARE NOT INDIVIDUALLY REDEEMABLE. They can be redeemed with the Fund directly at NAV only in large lots known as Creation Units. You would incur brokerage costs in purchasing enough shares of the Fund to constitute a Creation Unit.

MORE INFORMATION ABOUT THE UNDERLYING INDEX

The Underlying Index was created and developed by XShares Group based on its own proprietary intellectual model. In developing the Underlying Index, XShares Group has established specific characterization/inclusion/exclusion criteria governing the stocks that are included in the Underlying Index. XShares Group has engaged Standard & Poor’s as the index administrator (the “Index Administrator”) to maintain the Underlying Index based on this criteria. The Underlying Index is generally reconstituted on a quarterly basis. Decisions regarding additions to, and removals from, the Underlying Index are made by the Index Administrator, on a quarterly basis, in its sole discretion. See “Information About the Underlying Index and Index Administrator” in the Statement of Additional Information. The Advisor has engaged BNY Investment Advisers (the “Sub-Adviser”) for the day-to day-management of the Fund. See “Sub-Adviser” below. The Sub-Adviser will generally employ only the replication method in adjusting the Fund’s portfolio in response to changes in the Underlying Index. To the extent that it is necessary to employ a sampling strategy with respect to the Fund’s portfolio, the Advisor, and not the Sub-Adviser, will generally be responsible for determining which securities to invest in as part of that strategy. The Fund is not actively managed and the actions of Advisor and the Sub-Adviser will not result in the active management of the Fund. The service marks of the Underlying Index are the service marks of the Advisor. The Advisor has licensed the use of these service marks to the Company in connection with its use by the Fund.

The Fund reserves the right to substitute a different index for the Underlying Index if the Underlying Index is discontinued, if the Index Creator’s index agreement with the Index Administrator is terminated, or for any other reason determined in good faith by the Fund’s Board of Directors. If the Index Creator’s arrangements with the Index Administrator are terminated, the Index Creator will seek to engage a replacement index administrator meeting applicable legal requirements. Should it prove impractical for the Index Creator to engage another index administrator, the Company will take whatever action is deemed to be in the best interests of the Fund’s shareholders.

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BUYING AND SELLING FUND SHARES

BUYING AND SELLING SHARES ON THE SECONDARY MARKET

Shares can be bought or sold throughout the trading day like shares of any publicly traded security. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. The price at which you buy or sell Fund shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of Fund shares you must buy.

HealthShares™ are listed on the New York Stock Exchange (the “NYSE”). The NYSE is generally open Monday through Friday and is closed for weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

BUYING SHARES DIRECTLY FROM A FUND

You can purchase shares directly from the Fund only in Creation Units or multiples thereof. The Fund issues Creation Units in blocks of 100,000 shares. The number of Fund shares in a Creation Unit will not change over time, except in the event that the Fund splits or revalues its shares. The Fund will not issue fractional Creation Units. Creation Units may be purchased only in exchange for a basket of securities – known as the In-Kind Creation Basket and cash equal to the Cash Component, as discussed further below. The Fund reserves the right to reject any purchase request at any time, for any reason, and without notice. The Fund can stop selling shares or postpone payment of redemption proceeds at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

To purchase shares directly from the Fund, you must be a Participating Organization or you must purchase through a broker that is Participating Organization. A Participating Organization is a participant of the Continuous Net Settlement System of the National Securities Clearing Corporation (“NSCC”) or the Depository Trust Company (“DTC”) that has executed a Participant Agreement with the Fund’s distributor. Most Participating Organizations are expected to be brokerage firms.

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In-Kind Creation Basket. On each business day, prior to the opening of trading on the NYSE, the Fund’s Advisor will post on the NSCC bulletin board the In-Kind Creation Basket for each Fund for that day. The In-Kind Creation Basket will identify the name and number of shares of each security that must be contributed to the Fund for each Creation Unit purchased. The Fund reserves the right to accept a nonconforming creation basket.

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Cash Component. In addition to the in-kind deposit of securities, you will either pay to, or receive from, the Fund an amount of cash (the Balancing Amount) equal to the difference between the NAV of a Creation Unit and the value of the securities in the creation basket. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. The

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Fund’s Advisor will publish, on a daily basis, information about the previous day’s Balancing Amount. You also must pay a transaction fee, described below, in cash. The Balancing Amount and the transaction fee, taken together, are referred to as the Cash Component.

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Placement of Purchase Orders. All purchase orders must be placed through a Participating Organization. Purchase orders will be processed either through a manual clearing process run by DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC. Participating Organizations that do not use the NSCC’s enhanced clearing process will be charged a higher transaction fee (discussed below). A purchase order must be received by the Fund’s Distributor prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order for you to receive the NAV determined on that day.

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Transaction Fee on Purchase of Creation Units. The Fund imposes a transaction fee in the amount of $500 on each purchase of Creation Units effected through the NSCC’s enhanced clearing process, regardless of the number of units purchased. For an investor purchasing Creation Units through the manual DTC clearing process, the transaction fee would be as much as $3,000. Investors permitted to tender a nonconforming creation basket would be subject to an additional charge commensurate with the cost to the Fund. The transaction fee is paid to the Fund, not to the distributor, the Advisor or a third party. The fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units.

Shares of the Fund are held in book entry form, which means that no stock certificates are issued. The DTC, or its nominee, will be the registered owner of all outstanding shares of the Fund. Your beneficial ownership of shares will be shown on the records of DTC or its participants through which you hold the shares. Neither the Advisor nor the Distributor will have any record of your ownership. Therefore, to exercise any right as an owner of shares, you must rely on the procedures of DTC and its participants. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Fund shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

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REDEEMING SHARES DIRECTLY FROM THE FUND

You may redeem shares of the Fund only in Creation Units or multiples thereof. To redeem shares directly with the Fund, you must be a Participating Organization or you must redeem through a broker that is a Participating Organization. Units may be redeemed only in exchange for a basket of securities – known as the In-Kind Redemption Basket and cash equal to the Cash Component, as discussed further below.

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In-Kind Redemption Basket. Redemption proceeds will be paid in kind with a basket of securities known as the In-Kind Redemption Basket. In most cases, the In-Kind Redemption basket will be the same as the In-Kind Creation Basket for that same day. There will be times, however, when the creation and redemption baskets differ. The composition of the In-Kind Redemption Basket will be available on the NSCC bulletin board. The Fund reserves the right to honor a redemption request with a nonconforming redemption basket, with the consent of the redeeming investor.

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Cash Component. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the redemption securities, you will either receive from or pay to the Fund a Balancing Amount in cash. If you are due to receive a Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee. You also must pay a transaction fee, described below, in cash. The Balancing Amount and the transaction fee, taken together, are referred to as the Cash Component.

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Placement of Redemption Orders. As with purchases, redemptions must be processed either through the DTC process or the enhanced NSCC process. A redemption order is deemed received on the date of transmittal if it is received by the distributor prior to the close of regular trading on the NYSE on that date, and if all other procedures set forth in the Participant Agreement are followed.

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Transaction Fee on Redemption of Creation Units. The Fund imposes a transaction fee on each redemption of Creation Units. The amount of the transaction fee on redemptions effected through the NSCC and the DTC, and on nonconforming redemptions, is the same as the fee imposed on comparable purchases (see previous section). As with the transaction fee on purchases, the transaction fee on redemptions is paid to the Fund, not to the Advisor, the distributor or a third party. The fee protects existing shareholders of the Fund from the costs associated with redeeming Creation Units.

You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because new Fund shares may be issued on an ongoing basis, a “distribution” of Fund shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in you being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933 (the “Securities Act”). For example, you could be deemed a statutory underwriter if you purchase Creation Units from the Fund, break them down into the constituent Fund shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary-market demand for Fund shares. Whether a person is an

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underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Fund shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of Fund shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may at some future time be permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.

EXCHANGES

Shares of the Fund may not be exchanged for shares of the Company’s other Funds.

FREQUENT TRADING

Unlike frequent trading of shares of a traditional open-end mutual funds (i.e., not exchange-traded) shares, frequent trading of shares of the Fund on the secondary market does not disrupt portfolio management, increase the fund’s trading costs, lead to realization of capitalization gains, or otherwise harm fund shareholders because these trades do not involve the Fund directly. A few institutional investors are authorized to purchase and redeem the Fund’s shares directly with the Fund. Because these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund’s trading costs increase in those circumstances. For these reasons, the Board of Directors has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the Fund.

PORTFOLIO TURNOVER RATE

The Fund is passively managed to the Underlying Index and may sell securities regardless of how long they have been held in order to replicate the Underlying Index. At times, the Fund’s annual turnover rate may exceed 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio

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turnover results in more frequently realized net gains to the Fund, the Fund’s distributions of taxable income may increase.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a Distribution and Service Plan (the “Rule 12b-1 Plan”) pursuant to which the Fund may pay financial intermediaries a fee of up to .25% of its average daily net assets for distribution and other services provided by that intermediary in accordance with the terms of the Rule 12b-1 Plan. The Board of Directors has determined that no payments will be made by the Fund under the Rule 12b-1 Plan for the twelve-month period following commencement of operations. If such fees are paid in the future, they would increase the costs associated with your investments in the Fund and decrease the Fund’s NAV because these fees are paid by the Fund. These fees, if paid in the future, would be paid out of the Fund’s assets on an on-going basis, and therefore, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PORTFOLIO HOLDINGS

The Fund publicly disseminates its full portfolio holdings each day the Fund is open for business through its internet web site at http://www.healthsharesinc.com. The Fund may terminate or modify this policy at any time without further notice to shareholders. In addition, the In-Kind Creation Basket and In-Kind Redemption Basket, which identify the securities and share quantities which are delivered in exchange for purchases and redemptions of Creation Units, are publicly disseminated daily prior to the open of the NYSE via the NSCC. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information.

FUND MANAGEMENT

INVESTMENT ADVISOR

XShares Advisors LLC serves as investment adviser to the Fund with overall responsibility for the general management and administration of the Fund, subject to the supervision of the Fund’s Board of Directors. Under the Investment Advisory Agreement, the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Fund to operate. The Advisor will also be responsible for employing any sampling strategy for the Fund.

For the services it provides to the Fund, the Advisor receives a unified advisory fee based on a percentage of the daily net assets of the Fund. The advisory fee is calculated daily and paid monthly in arrears. Out of the advisory fee, the Advisor pays all fees and expenses of the Sub-Adviser, Transfer Agent, the Administrator and Accounting Agent and the Custodian. The Fund is responsible for the payment of all other expenses associated with its operation, including but not limited to, brokerage expenses, taxes, interest, fees and expenses of counsel to the Fund, fees

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and expenses of the Disinterested Directors (including legal counsel fees), fees and expenses of the Chief Compliance Officer and expenses associated with the Fund’s compliance program, litigation expenses, fees and expenses of the Fund’s independent auditors, registration fees, expenses associated with compliance by the Fund with regulatory requirements, including those relating to the development and distribution of its prospectus and shareholder reports, and extraordinary expenses. Pursuant to the Investment Advisory Agreement, the Advisor is authorized to engage one or more sub-advisers to perform any of the services contemplated to be performed by the Advisor under the Investment Advisory Agreement. The Advisor is responsible for payment of the Sub-Advisory fee, as discussed below.

The Advisor is a newly organized investment adviser located at 420 Lexington Avenue, New York, New York 10170. The Advisor’s parent company is XShares Group LLC, the creator of the Underlying Indexes. For its services provided to the Fund under the Investment Advisory Agreement, the Fund pays the Advisor a fee equal to [  ]% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

SUB-ADVISER

BNY Investment Advisors (“Sub-Adviser”), a separate identifiable division of The Bank of New York, a New York State banking corporation, having its principal office and place of business at 1633 Broadway, 13th Floor, New York 10019, acts as investment sub-adviser to the Fund. Pursuant to a Sub-Advisory Agreement between the Advisor and the Sub-Adviser, the Sub-Adviser will be responsible for the day-to-day management of the Fund, subject to the supervision of the Advisor and the Fund’s Board of Directors. In this regard, the Sub-Adviser will be responsible for implementing the replication strategy for the Fund with regard to the Underlying Index and for general administration, compliance and management services as may be agreed between the Advisor and the Sub-Adviser from time to time. The Sub-Adviser has substantial prior experience in acting as sub-advisor to ETFs.

In accordance with the terms of the Sub-Advisory Agreement, the Advisor pays the Sub-Adviser, out if its own resources, a fee based on a percentage of the average daily net assets as follows:

•	[10] basis points [(0.10%)] of the first $100 million in daily net assets; and
•	[5] basis points [(0.05%)] of the daily net assets in excess of $100 million.

There is a minimum annual fee of [$35,000] for the Fund.

A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement and Sub-Advisory Agreement will be available in the Fund’s annual or semi-annual report.

PORTFOLIO MANAGERS

The Fund is managed by the Sub-Adviser’s Index Fund Management Division. The five most senior members are Kurt Zyla, Lloyd Buchanan, Denise Krisko, Robert McCormack and Todd Rose. Mr. Zyla, a Managing Director of the Sub-Adviser, has supervised the Index Fund Management Division since 1996. He joined the Sub-Adviser in 1989. Prior to his current

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position, he was employed by the Sub-Adviser in a number of capacities. Mr. Buchanan has been a Portfolio Manager in the Index Fund Management Division since January 2002. Prior to joining the Sub-Adviser, Mr. Buchanan was a Vice President and Chief Operating Officer of Axe Houghton Associates, Inc., an investment management subsidiary of Hoenig Group. Ms. Krisko is a Senior Portfolio Manager in the Index Fund Management Division. Prior to joining the Sub-Adviser in 2005, she was a portfolio manager and trader at Northern Trust (2003-2004) and at Deutsche Asset Management (2000-2003). Mr. McCormack has been a Senior Portfolio Manager in the Index Fund Management Division since 2002. Prior thereto, he was a portfolio manager and trader in the Special Equities and Products Group of the Sub-Adviser from 2001-2002. Mr. Rose has been a Portfolio Manager in the Index Fund Management Division since 2000.

Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities. Each Portfolio Manager has appropriate limitations on his or her authority for risk management and compliance purposes.

The Statement of Additional Information has more detailed information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

ADMINISTRATION, CUSTODIAN AND TRANSFER AGENT

The Bank of New York serves as the Administrator to the Fund. The Administrator’s principal address is 101 Barclay Street, New York, New York 10286.

The Bank of New York serves as the Custodian to the Fund. The Custodian’s principal address is 101 Barclay Street, New York, New York 10286.

The Bank of New York serves as the Transfer Agent to the Fund. The Transfer Agent’s principal address is 101 Barclay Street, New York, New York 10286.

DISTRIBUTOR

ALPS Distributors, Inc. serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor’s principal address is 1625 Broadway, Suite 2200, Denver, Colorado 80202. The Distributor does not maintain a secondary market in shares of the Fund.

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS

The Fund pays out dividends from its net investment income to investors annually. The Fund distributes any net capital gains annually.

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DIVIDEND REINVESTMENT SERVICE

Brokers may make available to their customers who own Fund shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional shares of the Fund. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES

As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Fund distributions and your sale of your shares in the Fund will have tax consequences to you. Such consequences may not apply if you hold your shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan.

TAXES ON DISTRIBUTIONS

Distributions by us generally are taxable to you as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares.

Distributions of our net capital gains (which are our net long-term capital gains in excess of net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to you as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of your holding period in the Fund’s shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of our earnings and profits first will reduce your adjusted tax basis in Fund’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains. Such capital gain will be long-term capital gain and thus, will be taxed at a maximum rate of 15% for taxable years beginning on or before December 31, 2010, if the distributions are attributable to Fund’s shares held by you for more than one year.

Distributions by the Fund that qualify as qualified dividend income are taxable to you at the long-term capital gain rate. In order for a distribution by the Fund to be treated as qualified dividend income, the Fund must meet holding period and other requirements with respect to its dividend paying stocks and you must meet holding period requirement and other requirement with respect to the Fund’s shares.

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Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income, but not capital gains dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations.

Under a dividend reinvestment service, you may have the option that all cash distributions are automatically reinvested in additional Fund’s shares. Any distributions reinvested under such a service will nevertheless be taxable to you. You will have an adjusted basis in the additional Fund’s shares purchased through such an reinvestment service equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to your account.

In general, distributions are subject to federal income tax for the year when they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year.

It is expected that the Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. To the extent that the Fund may hold securities of foreign companies, the Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction. You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution constitutes a return of capital.

TAXES WHEN SHARES ARE SOLD

Generally, you will recognize taxable gain or loss if you sells or otherwise disposes of your Fund’s shares. Any gain arising from such sale or disposition generally will be treated as capital gain if you held the shares for more than one year. Otherwise, it would be classified as short-term capital gain. However, any capital loss arising from the sale or disposition of shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of share may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

You may be subject to Federal back-up withholding, at a current rate of 28% if you have not provided a taxpayer identification number or social security number and made other required certifications.

25

You may also be subject to state and local taxes on distributions and redemptions. The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders such as nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment.

You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Fund’s SAI.

DAILY PRICING

The net asset value, or NAV, of the Fund’s shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern time. NAV per share is computed by dividing the net assets by the number of shares outstanding.

If you buy or sell Fund shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Fund shares in Creation Unit blocks.

The approximate value of shares of the Fund is disseminated every fifteen seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by other information providers, such as Reuters. This approximate value should not be viewed as a “real-time” update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The approximate value generally is determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

When calculating the NAV of the Fund’s shares, stocks held by the fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a Fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by the Fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security’s owner might reasonably expect to receive upon its sale. The Fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the Fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed

26

to affect the value of foreign securities. Fair-value pricing may also be used by the Fund to value restricted securities held by the Fund or certain small-capitalization or mid-capitalization securities with little or no trading activity for extended periods of time. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the Fund’s pricing time or if a security does not trade in the course of a day, and (2) the Fund holds enough of the security that its price could affect the Fund’s NAV.

Fair-value prices are determined by the Advisor according to procedures adopted by the Board of Directors. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

DELIVERY OF FUND DOCUMENTS

HOUSEHOLDING

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the Prospectus and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

FINANCIAL HIGHLIGHTS

Performance information is not presented for the Fund since it has no operating history.

27

HEALTHSHARES™ INC.

420 Lexington Avenue

New York, New York 10170

FOR MORE INFORMATION

If you would like more information about the HealthShares™, Inc., the following documents are available free, upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund.

The annual and semi-annual reports will be incorporated by reference into this Prospectus and the SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.

To receive a free copy of the latest annual or semi-annual report, when available, or the SAI, or to request additional information about the Fund, please contact us as follows:

Call:	1-800-925-2870

Monday through Friday

9:00 a.m. to 5:00 p.m. (Eastern Time)

Write:	HealthShares™, Inc.

c/o ALPS Distributors, Inc.

1625 Broadway, Suite 2200

Denver, Colorado 80202

Visit:	www.healthsharesinc.com

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The Company’s Investment Company Act file number:	811-21855	© 2006 XShares Advisors LLC

28

HEALTHSHARES™, INC.

HealthShares™ BioPharmaceutical Giants Exchange-Traded Fund

Statement of Additional Information

February 20, 2007

This Statement of Additional Information, which is not a prospectus, contains additional information about HealthShares™, Inc. (the “Company”) and the HealthShares™ BioPharmaceutical Giants Exchange-Traded Fund (the “Fund”). This Statement of Additional Information should be read in conjunction with the Fund’s current Prospectus, dated February 20, 2007, as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning ascribed to them as in the Prospectus.

The audited financial statements and related reports of Eisner LLP, the Company’s independent registered public accounting firm, are included herein. A copy of the Prospectus may be obtained without charge, by contacting the Company’s Distributor, ALPS Distributors, Inc. 1625 Broadway, Suite 2200, Denver, Colorado, 80202.

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TABLE OF CONTENTS

I.	GENERAL INFORMATION ABOUT THE COMPANY	B-3
II.	INVESTMENT POLICIES AND RELATED RISKS	B-3
III.	FUNDAMENTAL INVESTMENT LIMITATIONS	B-16
IV.	MANAGEMENT	B-17
V.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	B-26
VI.	CODE OF ETHICS	B-27
VII.	PROXY VOTING POLICIES	B-27
VIII.	PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES	B-27
IX.	PORTFOLIO TRANSACTIONS	B-27
X.	SHARE PRICE	B-28
XI.	INFORMATION ABOUT HEALTHSHARES™	B-29
XII.	CAPITAL STOCK AND OTHER SECURITIES	B-39
XIII.	DIVIDENDS AND DISTRIBUTIONS	B-40
XIV.	TAXATION	B-41
XV.	FINANCIAL STATEMENTS	B-43

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I.    GENERAL INFORMATION ABOUT THE COMPANY

HealthShares™, Inc. (the “Company”) was organized as a Maryland corporation on February 8, 2006. The Company is an investment company with multiple series of underlying fund portfolios. The Fund currently offers one class of shares known as HealthShares™. The Company may create additional Funds or classes of shares. There is no limit on the number of full and fractional shares that the Fund may issue.

The Fund is registered with the United States Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”) as an open-end, nondiversified management investment company.

The Fund offers and issues HealthShares™ at net asset value only in aggregations of a specified number of Shares, generally in exchange for a basket of equity securities included in the Underlying Index, together with the deposit of a specified cash payment. HealthShares™ have been approved for listing and secondary trading on the New York Stock Exchange (the “NYSE”), subject to notice of issuance. HealthShares™ will trade on the NYSE at market prices that may be below, at, or above NAV. HealthShares™ are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 100,000 Shares. In the event of the liquidation of the Fund, the Company may lower the number of Shares in a Creation Unit.

The Company reserves the right to offer a “cash” option for creations and redemptions of HealthShares™, although it has no current intention of doing so. HealthShares™ may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to 115% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities.

II.    INVESTMENT POLICIES AND RELATED RISKS

The Fund’s investment objective and principal investment strategies and risks are set forth in the Prospectus. The following information supplements the information contained in the Prospectus. In addition to the Fund’s principal investment strategies, the Fund may, from time to time, use certain other strategies or engage in certain other investment practices that are not principal strategies. Some of these strategies and practices, and their associated risks, are described below. In addition to these strategies and practices, the Fund may invest in investment-grade debt securities (i.e., debt obligations classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody’s Investors Service (“Moody’s”) or Standard & Poor’s (“S&P”) or, if unrated, determined by the Advisor to be of comparable quality), warrants, options and futures instruments as described in more detail below. The Fund may also hold cash and/or invest a portion of its assets in U.S. Government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obligations.

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Limitations and restrictions on the level of investment in securities that are discussed in the Prospectus or in this Statement of Additional Information and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values, net assets, or other circumstances that cause a percentage limitation to be exceeded will not necessarily require that any security be sold.

BORROWING. The Fund may borrow money from banks or through reverse repurchase agreements in amounts up to one-third of its total assets. The Fund will pay interest on the borrowed money and may incur additional transaction costs and will be subject to the risk that the return realized from the investment of borrowed money will not exceed these interest and transaction costs. With respect to borrowings, the Fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required 300% asset coverage should decline as a result of market fluctuations or for other reasons, the Fund may be required to sell some of its portfolio holdings to raise cash and reduce the amount borrowed so as to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. In addition to these borrowings, the Fund may borrow from banks up to 5% of the Fund’s total assets for temporary or emergency purposes. Borrowings of up to 5% for temporary and emergency purposes are not subject to the requirements to maintain continuous asset coverage of 300%.

COMMON STOCK. The Fund will invest in common stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

DEPOSITARY RECEIPTS. The Fund may invest in depositary receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs). ADRs and GDRs traded in the OTC markets which do not have an active or substantial secondary market will be considered illiquid and will be subject to the Fund’s limitations on illiquid securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs, may be issued in bearer form and denominated in other currencies and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the

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disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of the Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock of an issuer will be treated as common stock of the issuer. Investments in ADRs and GDRs involve risks similar to direct investments in the securities of foreign issuers.

FOREIGN SECURITIES. The Fund may make foreign investments either directly by purchasing foreign securities, or indirectly by purchasing depositary receipts for foreign securities. Foreign securities are issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments, and may trade in U.S. or foreign securities markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments. In particular, the Fund may invest a significant portion of its assets in securities listed on stock exchanges in Canada, Australia, Western Europe, India, Japan or Israel and therefore, the Fund’s performance may be more dependent on the political and economic circumstances of those countries and geographic regions than a fund that does not similarly invest. The value of the Fund’s investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, potentially confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in the appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund’s investments. Certain countries may also impose restrictions on the Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.

Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there

B-5

is a risk that the Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Funds. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers and settlement periods for foreign security trades are often longer than in the U.S., which may also affect liquidity. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. The rights of investors (such as the Fund) in certain foreign countries may be more limited than shareholders of U.S. corporations and the Fund may have greater difficulty taking appropriate legal action in a foreign court rather than in a U.S. court. Although the Advisor will endeavor to achieve most favorable execution costs for the Fund’s portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements relating to the Fund’s foreign securities will be somewhat greater than the expenses relating to the Fund’s domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the Fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up the Fund.

Foreign securities markets also have different registration, clearance and settlement procedures. Registration, clearance and settlement of securities in developing countries involve risks not associated with similar securities transactions in the United States and other more developed markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in registration, clearance or settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to registration, clearance or settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to registration, clearance or settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

The value of the foreign securities held by the Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. In addition, the value of Fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments. To seek to minimize the impact of such factors on net asset values, the Fund may engage in foreign currency transactions in connection with its investments in foreign securities. The Fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase. Currency exchange transactions may be considered borrowings. The Fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options,

B-6

and “cross-hedge” transactions. In cross-hedge transactions, the Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the Advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The Advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect the Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Dividends and interest payable on the Fund’s foreign portfolio securities may be subject to foreign withholding taxes. The Fund also may be subject to taxes on trading profits in some countries. In addition, some countries have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in any country imposing such taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under the federal income tax provisions, they may reduce the net return to the Fund’s shareholders. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

EMERGING MARKETS. Certain of the countries that the Fund may invest may be considered to be emerging market countries. Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging markets countries may be more precarious than in other countries. The nature of investing in emerging market companies involves a greater level of risk than would be associated when investing in more established companies. These companies may have limited product lines, markets or financial resources and may lack management depth since they have not been tested by time or the marketplace. The securities of emerging market companies often have limited marketability and may be subject to more volatile market movements than securities of larger, more established growth companies or the market averages in general. As a result, there will tend to be an increased risk of price volatility associated with

B-7

the Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into futures contracts and options on futures contracts. The Fund will only enter into futures contracts and options on futures contracts that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. The Fund will not use futures or options on futures for speculative purposes.

A futures contract is an agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. When entering into a futures contract, the Fund would be required to make a good faith margin deposit in cash or U.S. Government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract if it is not terminated prior to its specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits are typically calculated as a percentage of the contract’s market value.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract value changes, or if the value of the securities placed in margin deposit with the broker changes, to the extent that margin deposit requirements are no longer satisfied, the Fund will be required to make payment of additional “variation margin.” Conversely, contract value changes or changes in the value of margin securities may occur in such a way as to result in “excess margin,” which would typically be repaid to the Fund. When investing in futures contracts, the Fund must satisfy certain asset segregation requirements to ensure that the use of futures is not leveraged. When the Fund takes a long position in a futures contract, it must segregate liquid assets equal to the purchase price of the contract, less any margin or deposit. When the Fund takes a short position in a futures contract, the Fund must segregate liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when the Fund “covers” an options or futures position generally by entering into an offsetting position.

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-

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money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

The Fund may engage in futures contracts and options on futures contracts only to the extent permitted by the Commodity Futures Trading Commission (“CFTC”) and the SEC. In this regard, the Fund has claimed an exclusion from registration as a “commodity pool operator” under the Commodity Exchange Act. The Fund intends to limit its hedging transactions in futures contracts so that immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund’s total assets, after taking into account any unrealized profits and unrealized losses on the Fund’s open contracts (and excluding the amount that a futures option is “in-the-money” at the time of purchase). An option to buy a futures contract is “in-the-money” if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is “in-the-money” if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option.

The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

The Fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs

B-9

only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

The Fund bears the risk that the Advisor will incorrectly predict future market trends. If the Advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The Fund could lose margin payments it has deposited with its futures broker, if, for example, the broker breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In that event, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the broker’s other customers, potentially resulting in losses to the Fund.

GOVERNMENT OBLIGATIONS. The Fund may invest in U.S. Government obligations, including U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the Federal National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks and the Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Securities issued or guaranteed by the U.S. government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

OPTIONS. The Fund may purchase put and call options. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of

B-10

a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by a specified multiplier for the index option. Unlike exchange-traded options, which are standardized, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a “senior security” by the Fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund segregates liquid assets in a segregated account in sufficient amount to cover the transaction.

If a trading market in particular options were to become unavailable, investors in those options (such as the Fund) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

The Fund bears the risk that the Advisor will not accurately predict future market trends. If the Advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for

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the Fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

PREFERRED STOCK. The Fund may invest in preferred stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. In the event an issuer is liquidated or declares bankruptcy, however, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the Advisor will monitor the Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to the fund. The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. Repurchase agreements are usually for short periods, seven days or less, but can be for longer periods. The Fund will not enter into a repurchase agreement of a duration of more than seven days if, taken together with other illiquid securities, more than 15% of the Fund’s net assets would be so invested.

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RESTRICTED AND ILLIQUID SECURITIES. The Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. The Fund will not invest more than 15% of the value of its net assets in securities that are illiquid.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Fund may, from time to time, purchase other non-publicly traded securities, private placements and restricted securities. These securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly-traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly-traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Fund may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

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Rule 144A securities may be determined to be liquid in accordance with guidelines established and approved by the Fund’s Board of Directors. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of the Fund. As a result, by holding these securities, the Fund might not be able to sell these securities when the Advisor wishes to do so, or might have to sell them at less than fair value.

REVERSE REPURCHASE AGREEMENTS. The Fund may invest in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The repurchase price will include an interest element. A reverse repurchase agreement is considered to be a borrowing for purposes of the 1940 Act. The Fund will typically invest the cash received from the reverse repurchase agreement and will also continue to receive any principal and interest payments on the security loaned to the reverse repurchase agreement counterparty during the term of the agreement. Reverse repurchase agreements involve the risk that the Fund will not realize earnings from the investment of the cash proceeds obtained from the transaction in sufficient amount to offset the interest paid to the reverse repurchase agreement counterparty. The Fund’s custodian bank will be required segregate liquid assets in a segregated account in sufficient amount to cover the Fund’s obligation to repurchase the securities under the contract. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the Advisor.

SECURITIES LENDING. The Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions). The Fund receives collateral equal to at least 105% of the current market value of the loaned securities and that collateral is marked to market daily. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the collateral received. The Fund will pay reasonable administration and custodial fees in connection with the loan of securities. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If the Fund is not able to recover the securities lent, the Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Loans of portfolio securities may not exceed 33 1/3% of the Fund’s total assets.

SWAP AGREEMENTS. A swap agreement is an agreement between two parties to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index. Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the

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counterparty entitled to receive the net payment. Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index. The Fund is required to maintain liquid assets in a segregated account in an amount sufficient to cover its obligations under the swap agreement.

The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. For example, if the counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, the Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to the Fund’s limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

III.    FUNDAMENTAL INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations as fundamental limitations, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding shares. For these purposes, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the outstanding shares of the Fund, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund. The Fund may not:

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1. Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index concentrate in the healthcare, life sciences or biotechnology (including biopharmaceutical) industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

4. Make loans, except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

6. Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

7. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. Initial and variation margin for futures and options contracts will not be deemed to be a pledge of the Fund’s assets.

Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction, however, with respect to borrowings and illiquid securities, as described herein, changes in the percentages of such securities after the time of investment will be monitored and assessed to ensure the Fund’s compliance with said limitations.

IV.    MANAGEMENT

OFFICERS AND DIRECTORS

The business and affairs of the Fund are managed under the direction of the Company’s Board of Directors (the “Board”). The Directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Each Director serves until his termination; retirement, resignation, or death; or as otherwise specified in the Company’s organizational documents. The Board is currently comprised of five Directors, of whom four Directors are not “interested” persons of the

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Company or the Advisor, as defined under the 1940 Act (“Disinterested Directors”). Other than the existing series of HealthShares™, there are no other funds in the Fund Complex, as defined in the 1940 Act, so that the Directors do not serve as directors for any other funds advised by the Advisor or any funds that have an investment adviser that is affiliated with the Advisor. The mailing address of the Directors and officers is 420 Lexington Avenue, New York, New York 10170.

Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director

Interested Directors/
Officers:

William J. Kridel, Jr. Age 63, 420 Lexington Avenue New York, New York 10170	Director and Chairman	Since 2006	Managing Director Ferghana Partners, Inc. 1992 to present	21	Director Ferghanna Partners, Inc Director Ferghana Securities, Inc

Disnterested Directors:

John B. Adams Age 66, 420 Lexington Avenue New York, New York 10170	Director	Since 2006	Retired since 2002. Formerly, Vice President - Corporate Development, Wyeth (formerly American Home Products Corp.) from 1991-2002.	21	None.

Donald J. Barrack Age 59, 420 Lexington Avenue New York, New York 10170	Director	Since 2006	Retired since 2002. Formerly, Vice President, Patent Litigation, Bristol- Myers Squibb.	21	None.

Franklin M. Berger, CFA, Age 57, 420 Lexington Avenue New York, New York 10170	Director	Since 2006	Portfolio Manager, Life Sciences Equity Sector Fund since 2003. Managing Director, Equity Research and Senior Biotechnology Analyst, J.P. Morgan Securities, Inc. from 1998- 2003.	21

Director and Member
of Audit and Finance
Committees, VaxGen,
Inc.; Founding
Member, New York
University
Biotechnology Study
Center; Member of
Program Advisory
Board, Biotechnology
Industry Organization
(BIO); Director
ViroChem Pharma
Inc.; Director and
Member of Audit
Committee, Seattle
Genetics, Inc.;

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Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director

Member, Bradeis University Science Advisory Council

Judith Ann Hemberger Age 59, 420 Lexington Avenue New York, New York 10170	Director	Since 2006	Co-Founder, Executive Vice President and Chief Operating Officer, Pharmion Corporation since 2000.	21

Director and Member
of Compensation,
Nominating and
Governance
Committees, PRA
International, Inc.;
Director, Member of
the Compensation Committee and
Chairman of the
Technology
Committee, Renovis,
Inc.; Director and
Member of the
Compensation
Committee, Myogen,
Inc.; Director and Member of the
Compensation
Committee,
Zymogenetics;
Director and Member
of Compensation,
Nominating and
Governance
Committees, Chroma
Ther. UK.

Executive Officers*

Anthony F. Dudzinski Age 44, 420 Lexington Avenue New York, New York 10170	Vice President	Since 2006	Chief Operating Officer XShares Group LLC since 2006 CEO US Euro Securities 2004 to 2006 President and COO of M.H. Myerson & Co., Inc 2000 to 2003	N/A	N/A

David W. Jaffin Age 53, 420 Lexington Avenue New York, New York 10170	Secretary and Treasurer	Since 2006	Chief Financial Officer, XShares Group LLC since 2006; President, Technical Coatings Laboratory from 2006-2005.	N/A	N/A

Jeffrey L. Feldman	President	Since 2006	Chief Executive	N/A	N/A

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Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships held by Director
Age 58 420 Lexington Avenue New York, New York 10170	and Chief Executive Officer		Officer, XShares Group LLC since 2006 Officer Wellspring Biocapital Partners 2004 to 2006 Broadmark Capital Corporation 2001 to 2004

________________________

* Officers/Directors of the Company are “interested persons” as defined in the 1940 Act.

No officer, director or employee of the Advisor or any of its affiliates receives any compensation from the Company or the Fund for serving as an officer or Director of the Company or the Fund. The Company pays each Disinterested Director an annual fee of $100,000. The Chairman of the Company’s Audit Committee will not receive any additional compensation. The Company reimburses each Director for his or her costs and expenses associated with their performance of their duties hereunder, including the cost and expenses associated with attendance of meetings of the Board.

Directors fees and expenses are allocated among the Company’s Funds based on each Fund’s relative net assets. Assuming that four meetings of the Board are held annually, it is estimated that the compensation to each Director for the fiscal year ended September 30, 2007, will be1:

_________________________

1 The estimated compensation shown in this chart is for the period beginning on [May ,] 2007, through September 30, 2007. This compensation is estimated only, based on current compensation levels. There is no assurance that this estimate is reliable and actual compensation may be higher or lower than that reflected above.

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Name of Person, Position	Aggregate Compensation from Company	Pension or Retirement Benefits Accrued as Part of Company Expenses(1)	Estimated Annual Benefits Upon Retirement	Total Compensation From Company and Fund Complex Paid to Directors
William J. Kridel, Jr.	–	–	–	–
John B. Adams		$–	–	$
Donald J. Barrack		$–	–	$
Franklin M. Berger, CFA		$–	–	$
Judith Ann Hemberger		$–	–	$

Director Ownership of Fund Shares. The following table shows the dollar range of fund shares beneficially owned by each Director as of [May   , ] 2007. Since the Fund has not yet commenced operations, none of the Directors own any shares of the Fund.

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES FOR EACH FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY DIRECTOR IN COMPLEX
William J. Kridel, Jr.	N/A	N/A
John B. Adams	N/A	N/A
Donald J. Barrack	N/A	N/A
Franklin M. Berger, CFA	N/A	N/A
Judith Ann Hemberger	N/A	N/A

BOARD COMMITTEES

The Fund’s Board of Directors has established the following committees:

Audit Committee. The Board has an Audit Committee that meets at least twice annually to select, oversee and set the compensation of the Company’s independent registered public accounting firm (the “Accountants”). The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the Accountants for the Company and for pre-approving certain non-audit services performed by the Accountants for the Advisor and Sub-Advisor and certain of their control persons. The Audit Committee is comprised of all of the Company’s Disinterested Directors. The Audit Committee also meets with the Accountants to review the Fund’s financial statements and to report on its findings to the Board, and to provide the Accountants the opportunity to report on various other matters. The Audit Committee also acts as the Company’s qualified legal compliance committee.

Nominating Committee. The Board has a Nominating Committee to whose discretion the selection and nomination of directors who are not “interested persons,” as defined in the 1940 Act, of the Fund is committed. The Nominating Committee is comprised of all of the

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Company’s Disinterested Directors. This committee will consider any candidate for Director recommended by a current shareholder if the Committee is required by law to do so.

INVESTMENT ADVISOR AND SUB-ADVISER

XShares Advisors LLC (the “Advisor”) serves as the investment adviser to the Fund with overall responsibility for the general management and administration of the Fund, subject to the supervision of the Company’s Board of Directors. The Advisor is also responsible for employing any sampling strategy for the Fund. The Advisor is a newly organized investment adviser located at 420 Lexington Avenue, New York, NY 10170. The Advisor’s parent company is XShares Group LLC (“XShares Group”). XShares Group is an early stage financial services company specializing in the development of innovative financial products and investment strategies focused on the healthcare, life sciences and biotechnology industries. XShares Group is a joint venture between Ferghana Partners Group, a leading investment bank in the biotech and healthcare sectors, and Wellspring Partners, a group of entrepreneurs in financial services. XShares Group is the creator of the Underlying Indexes.

BNY Investment Advisors (the “Sub-Adviser”), a separate identifiable division of The Bank of New York, a New York state banking corporation, acts as the investment sub-adviser to the Fund. The Sub-Adviser is located at 1633 Broadway, 13th Floor, New York, NY 10019. As of October 31, 2006, the Sub-Adviser managed approximately $119.5 billion in assets. Pursuant to a Sub-Advisory Agreement between the Advisor and the Sub-Adviser, the Sub-Adviser is responsible for the day-to-day management of the Fund, subject to the supervision of the Advisor and the Board of Directors. In this regard, the Sub-Adviser is responsible for implementing the replication strategy for the Fund with regard to the Underlying Index and for general administration, compliance and management services as may be agreed between Advisor and Sub-Adviser from time to time.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Advisor serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement with the Company (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Advisor is responsible, subject to the supervision of the Company’s Board for the day to day management of the Fund in accordance with the Fund’s investment objectives, policies and strategies. The Advisor also administers the Company’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve without compensation as officers, Directors or employees of the Company. Pursuant to the Advisory Agreement, the Advisor is authorized to engage one or more sub-advisers for the performance of any of the services to be provided by the Advisor under the Advisory Agreement. Under the Advisory Agreement, the Advisor is also responsible for arranging sub-advisory, transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate.

For the services it provides to the Fund, the Advisor receives a unified advisory fee equal to an annual rate of ☐% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Out of the advisory fee, the Advisor pays all fees and expenses of the Sub-Adviser, Transfer Agent, Administrator and Accounting Agent and Custodian. The Fund is

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responsible for the payment of all other expenses associated with its operation, including but not limited to, brokerage expenses, taxes, interest, fees and expenses of counsel to the Fund, fees and expenses of the Disinterested Directors (including legal counsel fees), fees and expenses of the Chief Compliance Officer and expenses associated with the Fund’s compliance program, litigation expenses, fees and expenses of the Fund’s independent auditors, registration fees, expenses associated with compliance by the Fund with mandatory regulatory mandates, including those relating to the development and distribution of its prospectus and shareholder reports, and extraordinary expenses.

The Advisor at its discretion may waive its right to any portion of the advisory fee and may use any portion of this fee for purposes of shareholder and administrative services and for distribution of the Fund’s shares. See “Distributor And Rule 12b-1 Plan” below. There can be no assurance that such fees will be waived in the future.

In accordance with the terms of the Sub-Advisory Agreement, the Advisor pays the Sub-Adviser, out if its own resources, a fee based on a percentage of the average daily net assets of the Fund as follows:

•	[10] basis points [(0.10%)] of the first $100 million in daily net assets of the Fund; and
•	[5] basis points [(0.05%)] of the daily net assets of the Fund in excess of $100 million.

There is a minimum annual fee of [$35,000] for the Fund.

The Fund’s Advisory Agreement and Sub-Advisory Agreement were initially approved by the Board on [ , 2007]. The Fund’s Advisory Agreement and Sub-Advisory Agreement continue in effect for two years from its effective date and may be continued in effect annually thereafter if such continuance is approved by (i) the Board, or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either case the continuance is also approved by a majority of the Disinterested Directors, by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Advisory Agreement and Sub-Advisory Agreement are each terminable without penalty by the Company on 60 days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Disinterested Directors), or by the Advisor or Sub-Adviser (as applicable) on 60 days written notice, and will automatically terminate in the event of its assignment. Each of the Advisory Agreement and Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor or Sub-Adviser, or of reckless disregard by them of their obligations thereunder, the Advisor and the Sub-Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

PORTFOLIO MANAGERS

Set forth below is information regarding the individuals identified in the Prospectus as primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”).

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The Fund is managed by the Sub-Adviser’s Index Fund Management Division. The five most senior members are Kurt Zyla, Lloyd Buchanan, Denise Krisko, Robert McCormack and Todd Rose.

The portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of the Fund’s Underlying Index by either replicating the same combination of securities that compose that benchmark or through a representative sampling of the securities that compose that benchmark based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives.

As of March 31, 2007, the Index Fund Management Team managed eight other registered investment companies with approximately $[2.05] billion in assets; ten pooled investment vehicles with approximately $[6.50] billion in assets and forty-two other accounts with approximately $[10.50] billion in assets.

Portfolio Manager Compensation

As of March 31, 2007, the Sub-Adviser’s Portfolio Managers’ compensation generally consists of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, the Portfolio Managers are eligible for the standard retirement benefits and health and welfare benefits available to all BNY employees. In the case of Portfolio Managers who are also responsible for managing managed accounts other than the Fund and, the existing portfolios of HealthShares™, the method used to determine their compensation is the same for all Funds and investment accounts. A Portfolio Manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by BNY’s Human Resources Department. A Portfolio Manager’s base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs. A Portfolio Manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the Fund relative to expectations for how the Fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the Fund’s portfolio. With respect to the Fund, the performance factor depends on how the Portfolio Manager performs relative to the Fund’s benchmark and the Fund’s peer group, over one-year and three-year time periods. Additional factors include the Portfolio Manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

Potential Conflicts of Interest

The Portfolio Manager for the Fund manage multiple portfolios for multiple clients. These accounts may include investment companies, separate accounts (assets managed on behalf of individuals and institutions such as pension funds, insurance companies and foundations), and bank collective and common trust accounts. The Portfolio Manager generally manages portfolios having substantially the same investment style as the Fund. However, the portfolios

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managed by a Portfolio Manager may not have portfolio compositions identical to those of the Fund(s) managed by the Portfolio Manager due, for example, to specific investment limitations or guidelines present in some portfolio or funds but not others. The Portfolio Managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the sub-advisory fees paid to the Sub-Adviser. However, the compensation structure for Portfolio Managers generally does not provide any incentive to favor one account over another because that part of a manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

DISTRIBUTOR AND RULE 12b-1 PLAN

Distributor. ALPS Distributors, Inc., a Colorado corporation with principal offices at 1625 Broadway, Suite 2200, Denver, Colorado, serves as the distributor of Creation Units for the Fund on an agency basis (the “Distributor”). The Distributor has entered into a Distribution Agreement with the Company pursuant to which it distributes the shares of the Fund. Shares are continuously offered for sale by the Distributor only in Creation Unit Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor.

Under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund’s shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund. The Distributor will deliver Prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the National Association of Securities Dealers, Inc. (“NASD”).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of Fund shares. Such Soliciting Dealers may also be Participating Organizations (as discussed in “Procedures for Creation of Creation Unit Aggregations” below) or DTC participants (as defined below).

The Distribution Agreement was initially approved by the Board on [               , 2007]. The Distribution Agreement continues in effect for two years from its effective date and may be continued in effect annually thereafter if such continuance is approved by (i) the Board, or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Fund, provided that in either case the continuance is also approved by a majority of the Disinterested Directors, by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement is terminable without penalty by the Company on 60 days written notice when authorized either by majority vote of its outstanding voting

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shares or by a vote of a majority of its Board (including a majority of the Disinterested Directors), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or of reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Rule 12b-1 Plan. The Company’s Board of Directors has adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act with respect to the Fund (the “Plan”). Under the Plan, the Fund may reimburse the Distributor up to a maximum rate of 0.25% per annum of the Funds’ average daily net assets (the “Shareholder Servicing Fee”) for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. The Board of Directors has determined that no payments will be made by the Fund under the Rule 12b-1 Plan during the first twelve months of the Fund’s operation.

The Plan also provides that the Advisor or the Distributor may make payments from time to time from their own resources, which may include the advisory fees, distribution fees and past profits for the following purposes: (i) to pay the costs of and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the shares of the Fund; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund’s shares. Such payments will not increase the amount which the Fund is required to pay to the Advisor or the Distributor for any fiscal year under the Investment Advisory Agreement or Distribution Agreement in effect for that year.

In accordance with Rule 12b-1, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund’s Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for pursuant to the Plan and identifying the servicing and distribution activities for which those expenditures were made.

The Plan provides that it may continue in effect for successive annual periods provided it is approved by the Fund’s shareholders or by the Board of Directors, including a majority of Disinterested Directors. The Plan was initially approved by the Board of Directors on [               , 2007], and will remain in effect until [               , 2008]. The Plan further provides that it may not be amended to increase materially the amounts which may be spent by the Fund pursuant to the Plan without shareholder approval, and that other material amendments must be approved by the Board of Directors, in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the Disinterested Directors or the Fund’s shareholders.

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ADMINISTRATOR AND ACCOUNTING AGENT

The Bank of New York Company, Inc. (“BONY”) serves as Administrator and accounting agent for the Fund. Its principal address is 101 Barclay Street, New York, New York 10286.

BONY serves as Administrator and Accounting Agent for the Fund pursuant to an Administration and Accounting Agreement. Under the Administration and Accounting Agreement, BONY is obligated on a continuous basis, to provide certain administration, valuation, accounting and computational services necessary for the proper administration of the Company and the Fund. As Fund Accountant, BONY holds the Fund’s assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. Pursuant to the Administration and Accounting Agreement, the Company has agreed to indemnify BONY for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

CUSTODIAN AND TRANSFER AGENT

BONY, 101 Barclay Street, New York, New York 10286 also serves as custodian for the Fund pursuant to a Custodian Agreement. BONY also serves as transfer agent of the Fund pursuant to a Transfer Agency Agreement. BONY may be reimbursed by the Fund for its out-of-pocket expenses.

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, serves as legal counsel to the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING COMPANY

Eisner LLP serves as the Fund’s independent registered public accounting firm. The independent registered public accounting firm audits the Fund’s annual financial statements and provides other related services.

V.    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [ __, 2007], the officers and Directors, as a group, owned beneficially less than 1% of the shares of any of the Fund.

As of [ _, 2007] , no shareholder owned of record, 5% or more of the outstanding shares of the Fund.

VI.    CODE OF ETHICS

The Company, the Advisor, the Sub-Adviser and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal securities transactions of access persons, as defined in the codes, of the Fund in securities that

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may be purchased or held by the Fund to ensure that such investments do not disadvantage the Fund. The codes of ethics for the Company, the Advisor, the Sub-Adviser and the Distributor are filed as exhibits to the Fund’s registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Fund’s Prospectus.

VII.    PROXY VOTING POLICIES

The Board of Directors has delegated the responsibility to vote proxies for securities held in the Fund’s portfolio to the Advisor, subject to the Board’s oversight. The Advisor’s proxy voting policies, attached as Appendix A, are reviewed periodically, and, accordingly are subject to change. The Fund’s voting record relating to portfolio securities for the 12-month period ended June 30, 2007, may be obtained upon request and without charge by calling 1-800- and, on the Fund’s website at www.healthsharesinc.com and on the SEC’s website at http://www.sec.gov.

VIII.    PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Company’s Board of Directors has adopted a policy regarding the disclosure of information about the Fund’s portfolio securities. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, a basket composition file, which includes the security names and share quantities required to be delivered in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund.

IX.    PORTFOLIO TRANSACTIONS

The policy of the Company regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining “best execution” of transaction at commission rates that are reasonable in relation to the value of brokerage services obtained. Consistent with this policy, when securities transactions are effected on a stock exchange, the Company’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor and Sub-Adviser rely upon their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable.

The Advisor and Sub-Adviser owe a fiduciary duty to their clients to obtain best execution on trades effected. “Best execution” does not necessarily mean that only brokers offering the lowest available commission rate will be selected to execute transactions. In determining “best execution,” the full range of brokerage services applicable to a particular transaction may be considered, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading

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coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select form among multiple broker/dealers. The Advisor and Sub-Adviser will also use ECNs when appropriate.

The Advisor and Sub-Adviser do not presently participate in any soft dollar arrangements. They may, however, aggregate trades with clients of the Sub-Adviser, whose commission dollars are used to generate soft dollar credits. Although the Company’s commissions are not used for soft dollars, the Company may benefit from the soft dollar products/services received by the Sub-Adviser.

The Advisor and Sub-Adviser assume general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Company and one or more other clients of the Advisor or Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Advisor and Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Company is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Company.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for the Fund may exceed 100%. The overall reasonableness of brokerage commissions is evaluated by the Advisor and Sub-Adviser based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.

X.    SHARE PRICE

NET ASSET VALUE

The Fund’s share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the “NYSE”), generally 4:00 p.m., Eastern time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.

XI.    INFORMATION ABOUT HEALTHSHARES TM

The Fund offers and issues an exchange-traded class of shares called HealthShares™. The Fund issues and redeems HealthShares™ in large lots, known as “Creation Units.” To purchase or redeem a Creation Unit, you must be a Participating Organization or you must do so through a broker that is a Participating Organization. A Participating Organization is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation (NSCC) or a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with the Fund’s Distributor.

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The Fund issues Creation Units in kind, in exchange for a basket of stocks that are part of the Fund’s Underlying Index (Deposit Securities). The Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of stocks that are part of the Fund’s portfolio holdings (Redemption Securities). The Deposit Securities and the Redemption Securities will usually, but may not necessarily always, be the same. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. The Fund reserves the right to issue Creation Units for cash, rather than in kind, although each has no current intention of doing so.

INFORMATION ABOUT THE UNDERLYING INDEX AND THE INDEX ADMINISTRATOR

The Underlying Index was developed by XShares Group based on its own proprietary intellectual model. In developing the Underlying Index, XShares Group has patent-pending method of Index compilation called “Vertical Investing.” In establishing the Underlying Index, XShares Group has developed a set of inclusion/exclusion criteria for determining when a security should be included or excluded from the Underlying Index. Standard & Poor’s serves as the Index Administrator for the Underlying Index and in that capacity has sole responsibility and authority for maintaining the Underlying Index and determining, in accordance with this objective criteria, which securities are to be added or removed from the Underlying Index. The Underlying Index is compiled, maintained and calculated without regard to the Advisor, Sub-Adviser, or Distributor. The Index Administrator has no obligation to take the specific needs of the Advisor, Sub-Adviser or Distributor into account in the determination and calculation of the Underlying Index.

It is expected that the Underlying Index will be available through major market data vendors as a result of dissemination to the Consolidated Association by the NYSE. The NYSE is not affiliated with the Company, the Fund, the Advisor, the Sub-Adviser or the Distributor. The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Sub-Adviser. There is no charge to the Fund in connection with this licensing agreement.

EXCHANGE LISTING AND TRADING

The Fund’s HealthShares™ have been approved for listing on the NYSE and will trade on the NYSE at market prices that may differ from net asset value. The only relationship that the NYSE has with the Advisor, the Sub-Adviser, the Distributor or the Company in connection with the Fund is that the NYSE lists the HealthShares™ pursuant to its listing agreement with the Company. The NYSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

There can be no assurance that, in the future, the Fund’s HealthShares™ will continue to meet all of the NYSE’s listing requirements. The NYSE may, but is not required to, delist the Fund’s HealthShares™ if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of the Fund’s HealthShares™ for 30 or more consecutive trading days; (2) the value of the Underlying Index related to the Fund is no longer calculated or available; or (3) such other event shall occur or

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condition exist that, in the opinion of the NYSE, makes further dealings on the NYSE inadvisable. The NYSE will also delist the Fund’s HealthShares™ upon termination of the Fund’s HealthShares™ class.

As with any stock traded on an exchange, purchases and sales of the Fund’s HealthShares™ will be subject to usual and customary brokerage commissions. The Company reserves the right to adjust the price levels of the HealthShares™ (but not their value) in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, and would have no effect on the net assets of a Fund.

BOOK ENTRY ONLY SYSTEM

DTC acts as securities depositary for the HealthShares™. HealthShares™ are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for HealthShares™. DTC is a limited-purpose trust company that was created to hold securities of its participants (the DTC Participants) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of HealthShares™ is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in HealthShares™ (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of HealthShares™.

The Fund recognizes DTC or its nominee as the record owner of all HealthShares™ for all purposes. Beneficial Owners of HealthShares™ are not entitled to have HealthShares™ registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of HealthShares™.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Company upon request and for a fee a listing of the HealthShares™ of the Fund held by each DTC Participant. The Company shall

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obtain from each such DTC Participant the number of Beneficial Owners holding HealthShares™, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee as the registered holder of all HealthShares™. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in HealthShares™ of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of HealthShares™ held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Company has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such HealthShares™, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to HealthShares™ at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of HealthShares™, unless the Company makes other arrangements with respect thereto satisfactory to the NYSE (or such other exchange on which HealthShares™ may be listed).

PURCHASE AND ISSUANCE OF HEALTHSHARES™ IN CREATION UNITS

The Fund issues and sell HealthShares™ only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day, of an order in proper form. The Fund will not issue fractional Creation Units. A Business Day is any day on which the NYSE is open for business

FUND DEPOSIT

The consideration for purchase of a Creation Unit from the Fund generally consists of the in kind deposit of a designated portfolio of equity securities (the Deposit Securities) per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index and an amount of cash (the Cash Component) consisting of a Balancing

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Amount (described below) and a Transaction Fee (also described below). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.

The Balancing Amount is an amount equal to the difference between the net asset value (NAV) of a Creation Unit and the market value of the Deposit Securities (the “Deposit Amount”). It ensures that the NAV of a Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the Fund in cash. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).

The Company, through the NSCC (discussed below), makes available on each Business Day, immediately prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit for the Fund (based on information at the end of the previous Business Day). The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced Fund Deposit composition is made available. The Fund reserves the right to accept a nonconforming Fund Deposit.

The identity and number of shares of the Deposit Securities required for a Fund Deposit may change to reflect rebalancing adjustments and corporate actions by the Fund, or in response to adjustments to the weighting or composition of the component stocks of the Underlying Index. In addition, the Company reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the Clearing Process (discussed below), or may not be eligible for trading by a Participating Organization (as defined below) or the investor for which a Participating Organization is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be an expense of the Fund. However, the Advisor, subject to the approval of the Board of Directors, may adjust the Transaction Fee (described below) to protect existing shareholders from this expense.

In addition to the list of names and numbers of securities constituting the current Deposit Securities, the Company, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate Fund, and the Fund’s determination shall be final and binding.

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PROCEDURES FOR CREATION OF CREATION UNITS

To be eligible to place orders with the Distributor and to purchase Creation Units from the Fund, you must be (i) a Participating Organization, i.e., a broker dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and in each case, must have executed an agreement with the Distributor governing the purchase and redemption of Creation Units (the Participant Agreement). A Participating Organization and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participation Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Company permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the Placement of Creation Orders Using Clearing Process and the Placement of Creation Orders Outside Clearing Process sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to

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require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Company, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Company, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of

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Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

Creation Unit Aggregations may be created in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Company may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Company and Fund for the costs incurred by the Company in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations. The Company reserves the absolute right to reject a creation order transmitted to it by the Distributor of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;

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(vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Company or the Advisor, have an adverse effect on the Company or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Company, the Custodian, the Distributor and the Advisor make it, for all practical purposes, impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Company, the Advisor, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Company, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company’s determination shall be final and binding.

Creation Transaction Fee. To compensate the Company for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a fixed creation transaction fee, described below, payable to the Company regardless of the number of creations made each day, An additional charge of up to three (3) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Company’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company.

The Standard Creation/Redemption Transaction Fee for the Fund will be $500. The Maximum Creation/Redemption Transaction Fee for the Fund will be $3,000.

Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or

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correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities, as announced on the Business Day of the request for redemption received in proper form, plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services. The redemption transaction fees for the Fund are the same as the creation fees set forth above.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Company on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Company after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order

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for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Company on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares) on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern Time for any Cash Component, if any, owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Company has deemed an order for redemption outside the Clearing Process received, the Company will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Company.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Company. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash

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transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

XII.    CAPITAL STOCK AND OTHER SECURITIES

There are no restrictions on the right of shareholders to retain or dispose of the Fund’s shares, other than the possible future termination of the Fund or share class. The Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, the Fund and share class will continue indefinitely.

The Company is organized as a corporation under Maryland law. A shareholder of the Fund will not be personally liable for payment of the Fund’s debts except by reason of his or her own conduct or acts.

The authorized capital stock of the Company consists of 50 billion shares of stock having a par value of one 0.0001 of one cent ($.0001) per share. The Company’s Board of Directors is authorized to divide the shares into separate series of stock, one for each of the Funds that may be created. The series (Funds) set forth herein have been established by the Board of Directors under the Articles of Incorporation of the Company. Each series represents a separate pool of assets of the Company’s shares and has different objectives and investment policies. Except as noted below, each share when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued, and each fractional share has rights in proportion to the percentage it represents of a whole share. Generally, all shares will be voted in the aggregate, except if voting by class is required by law or the matter involved affects only one class, in which case shares will be voted separately by class. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. There are no conversion or preemptive rights in connection with any shares of the Funds. The Funds have no sinking fund provisions. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable. The Fund’s redemption provisions are described in its current Prospectus and elsewhere in this Statement of Additional Information.

In addition to the Fund, the shares of the Company’s other Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of Directors can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Company’s By-laws provide the holders of one-third of the

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outstanding shares of the Company’s Funds present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.

As a general matter, the Company will not hold annual or other meetings of the Funds’ shareholders. This is because the By-laws of the Company provide for annual meetings only as required by the 1940 Act. Annual and other meetings may be required with respect to such additional matters relating to the Funds as may be required by the 1940 Act, any registration of the Funds with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the re-election of such Director or the election of a successor to such Director.

XIII.    DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DISTRIBUTIONS.”

General Policies. Dividends from net investment income, if any, are declared and paid annually by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for the Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Company.

The Company makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Company, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Company reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Company will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Fund based on a payable date NAV.

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XIV.     TAXATION

The following supplements the tax information contained in the Prospectus.

For federal income tax purposes, the Fund is treated as a separate corporate entity and has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, the Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for dividends to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund’s current and accumulated earnings and profits and would be eligible for the dividends received deduction available in some circumstances to corporate shareholders. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses), if any. The Fund intends to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by the Fund and investments in passive foreign investment companies (“PFICs”) are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt

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instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a “Section 988 hedging transaction” will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by the Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

The Fund will be required in certain cases to withhold “backup withholding” on taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are “exempt recipients.” Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.

If the Fund holds more than 50% of their assets in foreign stock and securities at the close of their taxable year, the Fund may elect to “pass through” to the Fund’s shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to pass through to the Fund’s shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign income taxes paid by the Fund.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be

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changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

XIV.    FINANCIAL STATEMENTS

The Fund’s financial statements and the reports thereon of Eisner LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the Fund’s performance, please see the Fund’s annual and semi-annual reports to shareholders, which may be obtained without charge.

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PART C

OTHER INFORMATION

Item 23.	Exhibits.
(a)	(1) Articles of Incorporation: (1)
(2) Articles of Amendment:	(2)

(3) Articles of Amendment and Restatement: (3)

(b)	(1) By-laws: (1)

(2) Amended and Restated Bylaws: (3)

(c)	Instruments Defining Rights of Security Holders:	Portions of the Trust Instrument and By-Laws of the Registrant

defining the rights of holders of shares of the Registrant.

(d)	(1) Investment Advisory Agreement between Registrant and X-Shares Advisors, LLC: (3)

(2) Sub-Advisory Agreement between Registrant and BNY Investment Advisors: (3)

(e)	(1) Distribution Agreement between Registrant and ALPS Distributors, Inc.: (3)

(2) Form of Authorized Participant Agreement: (3)

(f)	Bonus or Profit Sharing Contracts: Not applicable.
(g)	(1) Custodian Agreement between the Registrant and The Bank of New York: (3)

(2) Foreign Custody Manager Agreement the Registrant and The Bank of New York: (3)

(h)	(1) Fund Administration and Accounting Agreement the Registrant and The Bank of New York: (3)
(2) Transfer Agency and Service Agreement the Registrant and The Bank of New York: (3)
(3) Securities Lending Agreement between the Registrant and The Bank of New York: (3)
(4) Chief Compliance Officer Services Agreement between the Registrant and ALPS Mutual Fund
Services, Inc.: (3)
(i)	Legal Opinion:	To be filed.
(j)	Other Opinions:	Filed herewith.
(k)	Not applicable.
(l)	Form of Letter of Representations between the Registrant and The Depository Trust Company: (3)
(m)	Rule 12b-1 Plan:	(3)
(n)	Not applicable.
(p)	Codes of Ethics:	(3)
(q)	Power of Attorney:	(3)

___________________________________________________

(1) Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed February 14, 2006.

(2) Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed September 1, 2006.

(3) Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A filed on January 11, 2007.

Item 24.	Persons controlled by or Under Common Control with the Fund.
None.
Item 25.	Indemnification.

Reference is made to the provisions of Article VI of the Registrant’s Articles of Amendment and Restatement incorporated by reference to this Registration Statement (as noted in Item 23 above) and Article XI of Registrant’s Amended and Restated By-Laws filed incorporated by reference to this Registration Statement (as noted in Item 23 above).

Item 26.	Business and Other Connections of Investment Adviser.

Reference is made to the sections entitled “Fund Management” in the Prospectus and “Management” in the Statement of Additional Information for information regarding the business of the Adviser and Sub-Adviser.

For information as to the business, profession, vocation and employment of a substantial nature of each of the directors and officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 141392), pursuant to the Investment Advisers Act of 1940, as amended incorporated herein by reference.

Item 27.	Principal Underwriters.

(a)          The Trust's distributor, ALPS Distributors, Inc. (the “Distributor"), acts as distributor for the Registrant and the following investment companies:

Accessor Funds, AARP Funds, Agile Funds, Ameristock Mutual Funds, Inc., DIAMONDS Trust, Drake Funds, Financial Investors Trust, Financial Investors Variable Insurance Trust, First Funds, Firsthand Funds, Forward Emerald Funds, Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone, Nasdaq 100 Trust, PowerShares Exchange-Traded Funds Trust, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, Stonebridge Funds, Inc., Utopia Funds, W. P. Stewart Funds, Wasatch Funds, WisdomTree Trust and Westcore Trust.

(b)         To the best of Registrant's knowledge, the directors and executive officers of the Distributor are as follows:

Positions and Offices	Positions and Offices
Name	with the Distributor	with the Registrant

Edmund J. Burke	President	None
Thomas Carter	Managing Director	None
Jeremy O. May	Managing Director	None
Diana Adams	Vice President, Controller	None
Tane Tyler	Chief Legal Officer, Controller	None
Brad Swenson	Chief Compliance Officer	None

(c)	Not applicable.

Item 28. Location of Accounts and Records.

(a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at its offices at 420 Lexington Avenue, New York, New York 10170.

(b) XShares Advisors LLC maintains all Records relating to its services as investment adviser to the Registrant at 420 Lexington Avenue, New York, New York 10170.

(c) BNY Investment Advisors maintains all Records relating to its services as sub-adviser to the Registrant at 1633 Broadway, 13th Floor, New York, NY 10019.

(d) ALPS Distributors, Inc. maintains all Records relating to its services as Distributor of the Registrant at 1625 Broadway, Suite 2200, Denver, Colorado 80202.

(e) The Bank of New York maintains all Records relating to its services as administrator, transfer agent and custodian of the Registrant at One Wall Street, New York, New York 10286.
Item 29.	Management Services.
There are no management related service contracts not discussed in Part A or Part B.
Item 30.	Undertakings.
None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 20th day of February, 2007.

HealthShares™, Inc.

By: /s/ William J. Kridel, Jr.
William J. Kridel, Jr.
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	CAPACITY	DATE

/s/ David W. Jaffin David W. Jaffin	Secretary, Treasurer and Chief Financial Officer	February 20	, 2007

* William J. Kridel, Jr.	Director, Chairman, President and Chief Executive Officer	February 20	, 2007

* John B. Adams	Director	February 20	, 2007

* Donald J. Barrack	Director	February 20	, 2007

* Franklin M. Berger	Director	February 20	, 2007

* Judith Ann Hemberger	Director	February 20	, 2007

*By: /s/ David W. Jaffin
David W. Jaffin (attorney-in-fact)

EXHIBIT INDEX

(j)(1) Consent of Paul, Hastings, Janofsky & Walker LLP